Exhibit 10.6

FIRST AMENDMENT TO STOCK GRANT AGREEMENT

THIS FIRST AMENDMENT TO STOCK GRANT AGREEMENT (this “Amendment”) dated and effective as of June 10, 2015 (the “Effective Date”), is made by and between Hydrocarb Energy Corporation, a corporation duly formed and existing under the laws of the State of Nevada (the “Company”) and each of Shadow Tree Funding Vehicle A—Hydrocarb LLC, a limited liability company duly formed and existing under the laws of the State of Delaware, its successors and assigns, and Quintium Private Opportunities Fund, LP, its successors and assigns (each a “Grantee” and toegether, the “Grantees”), being the parties to that certain Stock Grant Agreement dated as of August 15, 2014 (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Company and Grantees are parties to a certain Amended and Restated Credit Agreement, originally dated as of August 15, 2014, and amended and restated as of the Effective Date (the “Credit Agreement”), under which each Grantee has extended certain loans to the Company (the “Loans”), and as partial consideration for Grantees making such loans to the Company, in the Credit Agreement, the Company initially had agreed to issue and convey to Grantees a total of 150,000 shares, but now the Company and Grantees have agreed that the Company shall issue and convey to Grantees a total of 92,500 shares (such shares issued and conveyed to Grantees hereunder, the “Common Shares”) of common stock (the “Common Stock”) of the Company, in proportion to the relative sizes of the loans and commitments made by the Grantees, subject to the terms and conditions set forth in the Agreement as amended by the terms of this Amendment.

NOW THEREFORE, in consideration of the extension by Grantee to the Company of the Loans pursuant to the terms of the Credit Agreement, and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.  Amendment to Section 1 of the Agreement. Section 1 of the Agreement is hereby amended in its entirety to read as follows:

“Section 1.  For the consideration recited above, and no additional consideration, the Company agrees to issue and convey to the Grantees, or to an Affiliate designated by a Grantee, the Common Shares (the “Stock Grant”), in the following installments (each date of issuance that follows, an “Issuance Date”):

i.	60,000 Common Shares on August 15, 2014;

ii.	32,500 Common Shares on the Effective Date.

75% of each such conveyance of Common Shares shall be issued and conveyed to Shadow Tree Funding Vehicle A—Hydrocarb LLC or its designee, and 25% of each such conveyance of Common Shares shall be issued and conveyed to Quintium Private Opportunity Fund, LP.”

2.                   Representations and Warranties. Each party hereby represents and warrants to the other parties that the execution, delivery and performance by the party of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any person in order to be effective and enforceable.

3.                   General Provisions.

(a)                This Amendment shall be binding upon and inure to the benefit of the parties to the Agreement and their respective successors and assigns.

(c)                This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by the other party thereto either in the form of an executed original or an executed original with digital signatures sent by electronic transmission with the same force and effect as the delivery of a hard copy original.

(d)                This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of the Agreement.

(e)                 Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the Effective Date.

COMPANY:	HYDROCARB ENERGY CORPORATION

	By:	/s/ Kent P. Watts
		Name:	Kent P. Watts
		Title:	CEO

GRANTEE:	SHADOW TREE FUNDING VEHICLE A—HYDROCARB LLC
	By:	Shadow Tree Capital Management, LLC, Investment Manager

By:	/s/ Samuel Gradess
	Name:	Samuel Gradess
	Title:	Manager

GRANTEE:	QUINTIUM PRIVATE OPPORTUNITIES FUND, LP
	By:	Quintium Advisors, LLC, its Investment Manager

By:	/s/ George Hashbarger Jr.
	Name:	George Hashbarger Jr.
	Title:	As CEO of QP, the GP of QPOF

[Signature Page to First Amendment to Stock Grant Agreement.]